UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Seagate Technology Public Limited Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M62124-P41950 Meeting Information Meeting Type: Annual For holders as of: September 4, 2013 Date: October 30, 2013 Time: 9:30 a.m., Pacific Time Location: Seagate Technology plc 10200 S. De Anza Blvd. Cupertino, CA 95014 See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 30, 2013. SEAGATE TECHNOLOGY PLC SEAGATE TECHNOLOGY PLC 38/39 FITZWILLIAM SQUARE DUBLIN 2, IRELAND You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the Proxy Card, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M62125-P41950 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 16, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the inf ormation that is printed in the box marked by the arrow (located on the following page) in the subject line . NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER IRISH STATUTORY ACCOUNTS FOR FISCAL YEAR 2013 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE. XXXX XXXX XXXX

Voting Items 1a. Stephen J. Luczo 1b. Frank J. Biondi, Jr. 1c. Michael R. Cannon 1d. Mei-Wei Cheng 1e. William T. Coleman 1f. Jay L. Geldmacher 1g. Dr. Seh-Woong Jeong 1h. Lydia M. Marshall 1i. Kristen M. Onken 1j. Dr. Chong Sup Park 1k. Gregorio Reyes 1l. Edward J. Zander 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: 2. To approve the Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan; 3. To determine the price range at which the Company can re-issue treasury shares off-market; 4. To authorize holding the 2014 Annual General Meeting of Shareholders of the Company at a location outside of Ireland; 5. To approve, in a non-binding advisory vote, the Company's named executive officer compensation; 6. To approve the following amendments to the Company's Articles of Association: 6a. remove restrictions on holding general meetings outside of the U.S., 6b. clarify the right of members to appoint one or more proxies, 6c. provide for escheatment in accordance with U.S. law, 6d. clarify the mechanism used by the Company to effect share repurchases; 7. To ratify, in a non-binding vote, the appointment of Ernst & Young as the independent auditors of the Company for the 2014 fiscal year and to authorize, in a binding vote, the Audit Committee of the Board to set the auditors' remuneration. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. M62126-P41950

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